UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Buenos Aires, 10 – 14th Floor

Sion, Belo Horizonte, Minas Gerais, Brazil, 30.315-570

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations

On February 6, 2024, the Board of Directors (the “Board”) of Atlas Lithium Corporation (the “Corporation”) established Tuesday, May 28, 2024, as the date of the Corporation’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Stockholders of record at the close of business on April 1, 2024, will be entitled to notice of and to vote at the Annual Meeting and adjournments or postponements thereof. The time, location and matters to be voted on at the Annual Meeting will be as set forth in the Corporation’s proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

Stockholders who wish to have a proposal considered for inclusion in the Corporation’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposal is received by the Corporation at its principal executive office at Rua Buenos Aires, 10 – 14th Floor, Sion, Belo Horizonte, Minas Gerais, Brazil, 30.315-570, on or before the close of business on March 15, 2024, which the Corporation has determined to be a reasonable time before it expects to begin printing and sending its proxy materials for the Annual Meeting.

In addition, to be considered timely under the advance notice provisions of the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), any stockholder who intends to bring business before the Annual Meeting outside of Rule 14a-8 or nominate a person for election as a director must ensure that written notice of such proposal or nomination (including all information specified in the Bylaws) is received the Corporation at the address specified above no later than the close of business on February 22, 2024. A copy of the Bylaws that includes these advance notice provisions and notice requirements was filed with the SEC as Exhibit 3.4 to the Corporation’s Current Report on Form 8-K on May 26, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: February 12, 2024	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer